Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account VL and

Ameritas Variable Separate Account VA

Supplement to:

Executive Select, Regent 2000

and Allocator 2000 Annuity

Prospectuses Dated May 1, 2007

Designer Annuity

Prospectus Dated May 1, 2010

Allocator 2000

Prospectus Dated September 1, 2010

Supplement Dated February 11, 2019

On December 13, 2018, the Board of Trustees of Neuberger Berman Advisers Management Trust ("AMT") approved a Plan of Reorganization and Dissolution (the "Plan") under which the Neuberger Berman AMT Large Cap Value Portfolio, Class I ("Merging Fund") will transfer all of its assets to the Neuberger Berman AMT Sustainable Equity Portfolio, Class I ("Surviving Fund") in exchange for shares of the Surviving Fund.

Under the Plan, the merger will involve the transfer of all of the assets of the Merging Fund to the Surviving Fund in exchange for Surviving Fund shares having an aggregate net asset value equal to the value of the Merging Fund's net assets, the Surviving Fund's assumption of all the liabilities of the Merging Fund, the distribution of Surviving Fund shares to the shareholders of the Merging Fund and the dissolution of the Merging Fund.

As such, on the closing date of the merger, Merging Fund shareholders will become shareholders of the Surviving Fund and receive shares of the Surviving Fund with a total net asset value equal to that of their shares of the Merging Fund on the closing date. The merger is designed to be tax-free to shareholders.

The merger is expected to take place on or about April 30, 2019. As a result of the merger, effective on or about April 26, 2019, the Merging Fund will no longer accept purchases of shares or exchanges into the Merging Fund. Until that date, you will be able to purchase and exchange units in the subaccount corresponding to the Merging Fund (the "Merging Fund Subaccount"), subject to any limitations of the Merging Fund’s prospectus.

Effective April 29, 2019, the Surviving Fund will be added as a variable investment option to your variable annuity or variable life insurance Policy. Unless you inform us otherwise, effective April 29, 2019, any instruction to purchase or exchange units in the Merging Fund Subaccount will be deemed to be an instruction to do so for the units in the subaccount corresponding to the Surviving Fund (the “Surviving Fund Subaccount”).

Effective April 29, 2019, any purchase payment that designates the Merging Fund Subaccount will be deemed to designate the Surviving Fund Subaccount. Instructions for withdrawals and transfer instructions out of the Merging Fund will be honored.

If your Policy remains allocated to the Merging Fund Subaccount at the time the merger occurs, those units will be replaced by units corresponding to the Surviving Fund Subaccount, and thereafter the value of your Policy will depend on the performance of the Surviving Fund. The number of Surviving Fund Subaccount units you receive as a result of the merger will depend on the value of your units in the Merging Fund Subaccount at the time the merger occurs.

Effective April 29, 2019, your prospectus is revised by adding the following:

FUND NAME	INVESTMENT ADVISER
Portfolio Name – Subadviser(s)	Portfolio Type / Summary of Investment Objective
Neuberger Berman Advisers Management Trust	Neuberger Berman Investment Advisers LLC
Neuberger Berman AMT Sustainable Equity Portfolio, Class I	Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund's environmental, social and governance criteria.

Effective April 30, 2019, your prospectus is revised by deleting all mention of the Merging Fund.

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More information about the Surviving Fund and the merger, including the terms of the Plan and the factors the Board of Trustees considered in deciding to approve the Plan, will be sent to shareholders of the Merging Fund in an Information Statement and also will be available on Neuberger Berman’s website at www.nb.com and on the EDGAR database on the SEC’s website at: http://www.sec.gov on or about February 15, 2019.

Please also see the fund prospectus for more information about the Surviving Fund, including portfolio operating expenses for the year ended December 31, 2017.

All other provisions remain as stated in your Policy and prospectus as supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

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